Financial risk management - Capital Risk Management (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018		Dec. 31, 2017	Dec. 31, 2016
Disclosure of detailed information about financial instruments [abstract]
Total debt	$ 968,280	$ 862,116		$ 817,958
Total equity	1,028,883	1,108,145	[1]	$ 683,019	$ 712,304
TOTAL SHAREHOLDERS EQUITY AND LIABILITIES	$ 1,997,163	$ 1,970,261
Gearing ratio	48.00%	44.00%

[1]	Net of 139,223 of Income tax.